UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
               (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 20, 2022

INTERFACE INC

(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1280 West Peachtree Street NW	Atlanta	Georgia	30309
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)
Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 Par Value Per Share	TILE	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 8.01 OTHER EVENTS

As previously reported in its Current Report on Form 8-K filed with the Securities & Exchange Commission on November 23, 2022, on November 20, 2022, Interface, Inc. (the “Company”) discovered a cybersecurity incident perpetrated by outside actors affecting its information technology systems. The incident disrupted certain business operations at the Company’s major facilities.

Business operations, including inventory management, shipping, invoicing and other production-related systems at the Company’s major facilities, have been substantially restored to normal functionality. The Company continues to investigate the incident and evaluate whether any sensitive information has been affected as a result of the incident.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Except for historical information contained herein, the other matters set forth in this report are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” "should," "goal," "aim," "objective," “seek,” “project,” “estimate,” “target,” “will” and similar expressions. Forward-looking statements in this report include, without limitation, any statements we make regarding the efficacy of the Company’s investigative and remediation efforts with respect to the recent cybersecurity incident and the effects of such incident on the Company. Any such forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from any such statements, including but not limited to the risks under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 2022, as supplemented in the Company's Quarterly Report on Form 10-Q for the quarter ended July 3, 2022, particularly the risks described under the following subheading: "Disruptions to or failures of our information technology systems could adversely affect our business". You should consider any additional or updated information we include under the heading “Risk Factors” in our subsequent quarterly and annual reports.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements made in this report and cautions readers not to place undue reliance on any such forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: December 5, 2022